REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 18 2006, by and between RONCO CORPORATION, a Delaware corporation (the “Company”), and Laurus Master Fund, Ltd. (the “Purchaser”).

This Agreement is made pursuant to the Security and Purchase Agreement, dated as of the date hereof, by and among the Purchaser, the Company and various subsidiaries of the Company (as amended, modified or supplemented from time to time, the “Security Agreement”), and pursuant to the Warrant referred to therein.

The Company and the Purchaser hereby agree as follows:

1.             Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Security Agreement shall have the meanings given such terms in the Security Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.00001 per share.

“Effectiveness Date” means, (i) with respect to the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder upon exercise of the Warrants issued on such initial funding date, a date no later than one hundred eighty (180) days following the date hereof and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than one hundred eighty (180) days following the applicable Filing Date.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Filing Date” means, with respect to (1) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder upon exercise of the Warrant, the date which is sixty (60) days after the date hereof and (2) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder as a result of adjustments to the Exercise Price, made pursuant to Section 4 of the Warrant or otherwise, sixty (60) days after the occurrence of such event or the date of the adjustment of the Exercise Price.

“Holder” or “Holders” means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities, other then those purchasing Registrable Securities in a market transaction.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the shares of Common Stock issuable upon exercise, in whole or in part, of the Warrants.

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Security Agreement” has the meaning given to such term in the Preamble hereto.

“Trading Market” means any of the OTC Bulletin Board, NASDAQ Capital Market, the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange.

“Warrants” means the Common Stock purchase warrants issued in connection with the Security Agreement, whether on the date thereof or thereafter.

2.            Registration.

(a)  On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1. The Company shall use is best efforts to cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act by the Effectiveness Date. The Company shall use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such Registration Statement have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders; provided, however, that the Company may suspend offers and sales of Registrable Securities for a period of not more than 60 trading days in any twelve month period (a “Blackout Period”) if, in the good faith judgment of the Company’s board of directors, the continued distribution of the Registrable Securities covered by such Registration Statement would be seriously detrimental to the Company and its stockholders because of the existence of, or in anticipation of, any acquisition activity or the unavailability, for reasons beyond the control of the Company, of any required financial statements, or disclosure of information which is in its best interest not to publicly disclose or any other event or condition of similar significance to the Company (each, an “Effectiveness Period”).

(b)   Within five business days of the date on which the Registration Statement has been declared effective, the Company shall cause its counsel to issue a blanket opinion in substantially the form attached hereto as Exhibit A, to the transfer agent. Copies of the blanket opinion required by this Section 2(b) shall be delivered to the Purchaser within the time frame set forth above.

3.  Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)  prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly advise the Purchaser of all filings;

(b)  prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)  furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)  use its best efforts to register or qualify the Purchaser’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Purchaser may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)  list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f)  immediately notify the Purchaser of the commencement and termination of any Blackout Period during which the Holders may not offer Registrable Securities for sale and, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, immediately notify the Purchaser of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g)  make available for inspection by the Purchaser and any attorney, accountant or other agent retained by the Purchaser, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Purchaser.

4.            Registration Expenses. All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders (not to exceed $15,000) are called “Registration Expenses”. All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called “Selling Expenses.” The Company shall only be responsible for all Registration Expenses and shall not be responsible for Selling Expenses.

5.            Indemnification.

(a)  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of any Holder in writing specifically for use in any such document.

(b)  In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder whose Registrable Securities are included in such Registration Statement will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by or on behalf of the Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Holder specifically for use in any such document. Notwithstanding the provisions of this paragraph, each Holder shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Holder in respect of Registrable Securities in connection with any such registration under the Securities Act except in the case of fraud or willful misconduct by such Holder.

(c)  Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnifying Party shall select one separate counsel reasonably acceptable to the Indemnified Party to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)  In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) any Holder, or any officer, director or controlling person of any Holder, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Holder or such officer, director or controlling person of such Holder in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) such Holder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.  Representations and Warranties.

(a)  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and, except with respect to certain matters which the Company has disclosed to the Purchaser on Schedule 12(u) to the Security Agreement, the Company has filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act. The Company has filed (i) its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended, and (ii) its Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2005 and December 31, 2005, as amended (collectively, the “SEC Reports”). Each SEC Report, as amended, was, at the time of the filing of its most recent amendment, in substantial compliance with the requirements of its respective form and none of the SEC Reports, as amended, nor the financial statements (and the notes thereto) included in the SEC Reports, as amended, as of the respective filing dates of the most recent amendments, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, as amended, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report, as amended.

(b)  The Common Stock is quoted for trading on the OTC Bulletin Board and satisfies all requirements for the continuation of such quotation, and the Company shall do all things necessary for the continuation of such quotation. The Company has not received any notice that its Common Stock will no longer be quoted on the NASDAQ Over The Counter Bulletin Board (except for prior notices which have been fully remedied) or that the Common Stock does not meet all requirements for the continuation of such listing

(c)  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Warrants pursuant to the Security Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Warrants pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Warrants to be integrated with other offerings .

(d)  The Notes and the Warrant are all restricted securities under the Securities Act as of the date of this Agreement. Except with respect to Blackout Periods, the Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

(e)  The Company understands the nature of the Registrable Securities and recognizes that the issuance of such Registrable Securities may have a potential dilutive effect. The Company specifically acknowledges that its obligation to issue the Registrable Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

(f)  Except for agreements made in the ordinary course of business, there is no agreement that has not been filed with the Commission as an exhibit to a registration statement or to a form required to be filed by the Company under the Exchange Act, the breach of which could reasonably be expected to have a material and adverse effect on the Company and its subsidiaries, or would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

(g)  The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for the full exercise of the Warrants.

7.           Miscellaneous.

(a)  Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b)  No Piggyback on Registrations. Except as and to the extent set forth on Schedule 7(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders. Except as and to the extent specified in Schedule 7(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been fully satisfied.

(c)  Compliance and Information from Holders. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act and with Regulation M and any other requirements related to its sales of the Company’s securities, in all cases as applicable to it, in connection with sales of Registrable Securities pursuant to any Registration Statement. In addition, the Holders of Registrable Securities included in any Registration Statement shall furnish to the Company such information regarding such Holder or Holders and the plan or distribution proposed by such Holder or Holders as the Company may request in writing.

(d)  Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such

Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Agreement, a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  Piggy-Back Registrations. If at any time during any Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities required to be covered during such Effectiveness Period and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

(f)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of not less than a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)  Notices. Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(g). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, “Courier”) or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given on the earlier of actual receipt or five (5) business days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

If to the Company:	RONCO CORPORATION
61-69 W. Moreland Road Simi Valley, CA 93065 Attention: Chief Executive Officer
Facsimile: (805) 433-1033

with a copy to:

Broad and Cassel

1 N. Clematis Street, Suite 500

West Palm Beach, Florida 33401
Attention: Kathleen L. Deutsch, P.A.
Facsimile: (561) 650-1130

If to a Purchaser:	To the address set forth under such Purchaser name on the signature pages hereto.
If to any other Person who is
then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter in accordance with this Section 7(g) by such Person.

(h)  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Purchaser. Each Holder may assign its rights under this Agreement as permitted under the Security Agreement.

(i)  Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)  Governing Law, Jurisdiction and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. The Company and the Holders hereby consent and agree that the state or federal courts located in the County of New York, State of New York shall have exclusion jurisdiction to hear and determine any Proceeding between the Company, on the one hand, and the Holders, on the other hand, pertaining to this Agreement or to any matter arising out of or related to this Agreement; provided, that the Holders and the Company acknowledge that any appeals from those courts may have to be heard by a court located outside of the County of New York, State of New York, and further provided, that nothing in this Agreement shall be deemed or operate to preclude the Purchaser from bringing a Proceeding in any other jurisdiction to collect the obligations, to realize on the Collateral or any other security for the obligations, or to enforce a judgment or other court order in favor of the Purchaser. The Company and the Holders expressly submit and consent in advance to such jurisdiction in any Proceeding commenced in any such court, and the Company and the Holders hereby waive any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. The Company and the Holders hereby waive personal service of the summons, complaint and other process issued in any such Proceeding and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the Company at the address set forth in Section 7(g) and to the Holders at their respective addresses as shown in the Company’s records and that service so made shall be deemed completed upon the earlier of the actual receipt thereof or five (5) days after deposit in the U.S. mails, proper postage prepaid. The parties hereto desire that their disputes be resolved by a judge applying such applicable laws. Therefore, to achieve the best combination of the benefits of the judicial system and of arbitration, the parties hereto waive all rights to trial by jury in any Proceeding brought to resolve any dispute, whether arising in contract, tort, or otherwise between the Holders and/or the Company arising out of, connected with, related or incidental to the relationship established between then in connection with this Agreement. If either party hereto shall commence a Proceeding to enforce any provisions of this Agreement, the Security Agreement or any other Ancillary Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k)  Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RONCO CORPORATION

By: /s/ Paul Kabashima
Name: Paul Kabashima
Title: Interim President

LAURUS MASTER FUND, LTD.

By: unintelligible
Name: unintelligible
Title: Director

Address for Notices:

825 Third Avenue, 14th Floor
New York, New York 10022
Attention: David Grin
Facsimile: 212-541-4434

EXHIBIT A

____________, 200___

[Ronco transfer agent]
_________________
_________________
_________________
Attn: _____________

Re:	RONCO CORPORATION, a Delaware corporation (the “Company”)

Ladies and Gentlemen:

We have been requested to render this opinion in connection with the transfer from time to time of up to an aggregate of ___________ shares (the “Shares”) of the Company’s common stock, par value $.00001, by the persons and entities named as a selling stockholder in the Registration Statement (as hereafter defined) (individually, a “Holder,” and collectively, the “Holders”) in the amounts set forth next to each Holder’s name. Schedule A attached hereto sets forth the name of each Holder to whom this opinion relates and the number of Shares offered for sale by such Holder.

We have been advised by the Company that it has heretofore issued the Shares (or plans to issue the Shares just prior to the sale or transfer described herein in accordance with issuance instructions the Company provides to you (the “Issuance Instructions”)) to the Holders pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations promulgated thereunder, and that the certificates evidencing the Shares bear (or would bear, if they had not already been issued) a restrictive legend. We have been further advised by the Holders that they wish to sell the Shares from time to time.

The sale of the Shares has been registered in a registration statement on Form S-1 (File No. ______________________) (the “Registration Statement”), filed under the Act, which Registration Statement was declared effective by the Securities and Exchange Commission (the “SEC”) on __________ (the “Effective Date”). We have no knowledge as of the date hereof as to the issuance of any stop order suspending the effectiveness of the Registration Statement. We have also been advised by the Company that there have been no material changes in the information contained in the Registration Statement since the Effective Date that would require the filing of an amendment or supplement thereto, which amendment or supplement has not been filed with the SEC, and in the case of an amendment, declared effective by the SEC. Pursuant to the Registration Rights Agreement dated as of _________ among the Company and Laurus Master Fund, Ltd., the Holders have agreed to deliver a copy of the definitive prospectus constituting a portion of the Registration Statement to each buyer or transferee of the Shares.

In rendering the opinions set forth herein, we have relied as to the factual matters that affect our opinions solely on our examination of the foregoing documents and have made no independent verification of the facts contained in those documents. Furthermore, we have not undertaken any independent investigation as to the accuracy or completeness of any factual representation or other information made or furnished in connection with the Registration Statement.

Based solely upon the foregoing and in reliance thereon, we are of the opinion that the sale or transfer of the Shares may be effected in accordance with instructions of each Holder, provided that all of the following conditions have been met: (i) if the Shares being transferred have not yet been issued, you have received Issuance Instructions from the Company with respect to such Shares; (ii) you have not received a notice from the Company that the Registration Statement is no longer materially accurate and must be amended or supplemented by the Company; and (iii) all endorsement requirements for the transfer of the Shares have been complied with and are satisfied. Newly issued certificates evidencing the Shares sold need not be legended and no stop order need be maintained against them because the sale of Shares to our knowledge will comply with the registration provisions of the Act.

We are licensed to practice law only in the State of Florida and do not hold ourselves out to be experts on the laws of any jurisdiction other than the State of Florida, the General Corporation Law or the State of Delaware, and the United States federal securities laws.

This opinion letter is being furnished to you solely in connection with the transfer of the Shares by you as transfer agent for the Company. This opinion letter is not to be relied on by any other party for any other purpose.

Very truly yours,

[Company Counsel]